UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2011

Online Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly, Virginia		20151
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 703-653-3100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 3, 2011, Online Resources Corporation issued a press release reporting that effective September 29, 2011, it has amended and extended its senior secured term and revolving credit facilities through February 21, 2013 . A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8 K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

October 3, 2011	By:	Catherine A. Graham
		Name:	Catherine A. Graham
		Title:	Executive Vice President, Chief Financial Officer